Write down and indicator of impairment	12 Months Ended
Dec. 31, 2017
Write down and indicator of impairment
6. Write down and indicator of impairment
The Company recorded a write down of $69,735 as at June 30, 2017 in connection with the revised Bisha life of mine plan. The write down was comprised of $58,817 related to long-term ore stockpiles for material which were no longer expected to be processed under the life of mine plan and $10,918 related to equipment and related capital inventory for which there is no longer any useful life.

Subsequent to June 30, 2017, the Company undertook further test work on its difficult-to-treat primary ore (“zinc-only” ore; formerly referred to as “Boundary” ore) in stockpiles by conducting processing campaigns of this material through the plant, utilizing new minerology identification, operating parameters and reagents customized for this ore characteristic. These plant trials did not attain any satisfactory recovery of copper into copper concentrate but did achieve high recoveries of zinc into zinc concentrate when both flotation circuits were dedicated to zinc recovery only. The zinc-only stockpiles are not homogenous and have known variations in grades and mineralogy, and have been segregated into different stockpiles based on that classification. Based on the successful recovery of zinc from these trials, the Company now expects that the metallurgical performance can be consistently replicated for at least a portion of the remaining ore in stockpiles. As a result, the Company has reversed $13,087 of the previously recognized impairment associated with the approximately 600,000 tonnes of zinc-only ore that have the requisite characteristics for successful processing. Additionally during 2017, the Company also reversed $6,507 of the previously recognized impairment related to material that was successfully processed in 2017. As at December 31, 2017, $32,163 of the impairment charge remains related to the zinc-only in lower-grade stockpiles that are not economic to process using current estimates for zinc prices and operating costs including off-site charges.
The Company also considered the reduction in the mine life as an indicator of impairment during the three months ended June 30, 2017. In accordance with the Company’s accounting policy, the Company completed an analysis of the recoverable amount of the Bisha cash generating unit (“CGU”). Management determined the recoverable amount exceeded the carrying value and accordingly no impairment was required. Determining the estimated fair value of the Bisha CGU required management to make estimates and assumptions with respect to future production levels including recovery rates and concentrate grades, operating and capital costs, long term metal prices and income taxes. Management used a market-based approach to value mineral resources and exploration potential (commonly referred to as Value Beyond Proven and Probable (“VBPP”)). Changes in any of the assumptions or estimates used in determining the fair values could impact the impairment analysis.
The most sensitive assumptions in the Company’s impairment analysis included long term prices for zinc and copper, zinc and copper recovery rates, and the consensus price per resource-pound applied to total resources in determining VBPP. For long term prices and VBPP, management looked to third party consensus estimates to support their judgement. For zinc and copper recoveries, management used its judgement based on current operating data and the mine plan.